UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2006
ViewCast.com, Inc.
(Exact name of registrant as specified in its charter)
0-29020
(Commission File Number)

Delaware	75-2528700
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
3701 W. Plano Parkway, Suite 300
Plano, Texas 75075
(Address of principal executive offices, with zip code)
(972) 488-7200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) As of September 11, 2006, ViewCast.com, Inc. accepted the resignation of Robert Greenberg as Vice President of Marketing. ViewCast will reorganize the duties and roles of the current personnel to fulfill the marketing department’s responsibilities after Mr. Greenberg’s departure.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViewCast.com, Inc.

Date: September 14, 2006	By:	/s/ Laurie L. Latham

Laurie L. Latham Chief Financial Officer